United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(6,889,968)
Unrealized Gain (Loss) on Market Value of Futures	450,063
Unrealized Gain (Loss) on Foreign Currency Translations	(4)
Interest Income	28,820
ETF Transaction Fees	350
Total Income (Loss)	$(6,410,739)

Expenses
Management Fees	$414,061
Brokerage Commissions	28,030
Tax Reporting Fees	16,213
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	4,994
Prepaid Insurance Expense	3,412
Legal Fees	2,173
Total Expenses	$478,276
Net Income (Loss)	$(6,889,015)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/13	$517,115,793
Withdrawals (50,000 Units)	(2,888,357)
Net Income (Loss)	(6,889,015)

Net Asset Value End of Month	$507,338,421
Net Asset Value Per Unit (8,900,000 Units)	$57.00

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2013

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(96,775)
Interest Income	153
Total Income (Loss)	$(96,622)

Expenses
Management Fees	$1,340
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	16
Other Expenses	8,494
Total Expenses	9,874
Expense Waiver	(8,186)
Net Expenses	$1,688
Net Income (Loss)	$(98,310)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/13	$2,466,894
Net Income (Loss)	(98,310)

Net Asset Value End of Month	$2,368,584
Net Asset Value Per Unit (100,000 Units)	$23.69

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended March 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(80,304)
Unrealized Gain (Loss) on Market Value of Futures	38,033
Unrealized Gain (Loss) on Foreign Currency Translations	127
Interest Income	152
Total Income (Loss)	$(41,992)

Expenses
Management Fees	$1,657
Brokerage Commissions	252
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	16
Other Expenses	10,602
Total Expenses	12,551
Expense Waiver	(10,292)
Net Expenses	$2,259
Net Income (Loss)	$(44,251)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/13	$2,445,098
Net Income (Loss)	(44,251)

Net Asset Value End of Month	$2,400,847
Net Asset Value Per Unit (100,000 Units)	$24.01

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended March 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(53,271)
Unrealized Gain (Loss) on Market Value of Futures	6,892
Interest Income	149
Total Income (Loss)	$(46,230)

Expenses
Management Fees	$1,519
Brokerage Commissions	61
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	16
Other Expenses	10,602
Total Expenses	12,223
Expense Waiver	(10,277)
Net Expenses	$1,946
Net Income (Loss)	$(48,176)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/13	$2,565,511
Net Income (Loss)	(48,176)

Net Asset Value End of Month	$2,517,335
Net Asset Value Per Unit (100,000 Units)	$25.17

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,023,543)
Unrealized Gain (Loss) on Market Value of Futures	398,213
Unrealized Gain (Loss) on Foreign Currency Translations	123
Interest Income	29,274
ETF Transaction Fees	350
Total Income (Loss)	$(6,595,583)

Expenses
Management Fees	$418,577
Brokerage Commissions	28,343
Tax Reporting Fees	16,213
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,067
Prepaid Insurance Expense	3,460
Other Expenses	31,871
Total Expenses	512,924
Expense Waiver	(28,755)
Net Expenses	$484,169
Net Income (Loss)	$(7,079,752)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/13	$524,593,296
Withdrawals (50,000 Units)	(2,888,357)
Net Income (Loss)	(7,079,752)

Net Asset Value End of Month	$514,625,187

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612